SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   June 17, 2010

WORLD WIDE RELICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	333-159028	20-2208821
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

20955 Pathfinder Road, Suite 100, Diamond Bar, CA 91765

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

909-843-6388

 (ISSUER TELEPHONE NUMBER)

817 West End Avenue, Suite 3C, New York, New York 10025

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.01  CHANGE IN CONTROL OF REGISTRANT.

On June 17, 2010, China PharmaHub Corp. (“Purchaser”) purchased 5,000,000 shares of the Registrant’s common stock owned by E. Todd Owens, being 77.18% of the total issued and outstanding common stock of the Registrant, effecting a change in the control of the Registrant. The purchase price of $275,250  has been paid by the Purchaser. It was agreed between the officers and directors of the Registrant prior to the sale and the officers and directors of the Purchaser that upon the closing of sale the officers and directors would resign and be replaced by Richard Lui and Monica Ding.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Immediately following the sale of control of the Registrant on July 17, 2010, John Amand, President, Chief Executive and Financial Officer and director of the registrant, and E. Todd Owens, Secretary, Chief

Accounting Officer and director of the Registrant, appointed Richard Lui as President, Chief Executive Officer and as a director of the Registrant, and Monica Ding as Secretary, Chief Financial Officer and as a director of the Registrant, and then Mr. Amand and Mr. Owens resigned all of their respective positions as officers and directors of the Registrant.

Richard Lui, Age 44, Founder, Chairman, President and CEO of China PharmaHub Corp., a Nevada corporation engaged in the business of licensing, development and commercialization of pharmaceutical and healthcare products and technologies between Chinese pharmaceutical companies and other pharmaceutical companies located worldwide with initial emphasis in the United States and Europe (with a goal of eventually becoming a global pharmaceutical “HUB”) since its inception in 2009 to present. From 2002 to 2009, Mr. Lui was the President and principal owner of Morgan Strategies Inc., a corporate finance advisory firm. His professional focus was on global strategy in structuring, merger and acquisitions, negotiations and managing capital formation and mergers for pre and post public companies across the United States and the PRC. Mr. Lui holds a B.S. degree in Aerospace Engineering from the University of Oklahoma.

Monica Ding, Age 31, Founder, Director and Executive Vice President of China Development of China PharmaHub Corp., a Nevada corporation engaged in the business of licensing, development and commercialization of pharmaceutical and healthcare products and technologies between Chinese pharmaceutical companies and other pharmaceutical companies located worldwide with initial emphasis in the United States and Europe (with a goal of eventually becoming a global pharmaceutical “HUB”) since its inception in 2009 to present. Ms. Ding brings over 10 years of experiences in corporate finance and business development in the Greater China region.  From 2002 through 2009, Ms. Ding was Vice President at Morgan Strategies, Inc., a corporate finance advisory firm.  From 2008 to 2009, Ms. Ding has served as  a consultant at Beijing Wowjoint Machinery Co., Ltd, a company specialized in the design, engineering and manufacturing of customized lifting and carrying equipment for the construction of railways, highways, subways and ports and which is now a wholly owned subsidiary of Wowjoint Holdings Limited, a Nasdaq listed public company. From 2006 to 2008, Ms. Ding also served as a consultant to American Metal & Technology, Inc, which engages in precision casting, machining, and mold designing and manufacturing in the People's Republic of China and has been a U.S. public company since 2007.

Item 8.01 Other Events

On June 21, 2010, the Registrant issued the following press release:

WORLD WIDE RELICS CHANGES MAJORITY OWNERSHIP AND

TAKES ON NEW MANAGEMENT

NEW YORK, NY – June 21, 2010 – World Wide Relics, Inc. (OTCBB: WRLC.OB) (“WWR”), announced today that its majority ownership has been acquired by China PharmaHub Corp. (“PharmaHub”).  PharmaHub is a global pharmaceutical HUB specializing in the identification, development and marketing of pharmaceutical and healthcare products.

In conjunction with the purchase, Mr. John Amand and Mr. E. Todd Owens have resigned as officers and directors of the board.  Mr. Richard Lui and Ms. Monica Ding have been appointed to the board of directors and Mr. Lui will assume the role of Chairman and Chief Executive Officer of WWR effective immediately.

About World Wide Relics:

World Wide Relics Inc. produces and markets historical costumes and reenactment clothing lines. The company sells its products to the enthusiasts and collectors on e-stores, such as Ebay.com. World Wide Relics Inc. was founded in 2005 and is based in New York, New York. As of January 17, 2007, World Wide Relics Inc. operates as a subsidiary of Electric Car Company, Inc.

About PharmaHub:

China PharmaHub Corp. is engaged in the business of licensing, development and commercialization of pharmaceutical and healthcare products and technologies between Chinese pharmaceutical companies and other pharmaceutical companies located worldwide with initial emphasis in the United States and Europe (with a goal of eventually becoming a global pharmaceutical “HUB”). PharmaHub brings a unique wealth of resources to assist scientists and companies in bringing their ideas to reality.  PharmaHub’s corporate headquarters are located in California, with offices in Boston and China.

Contact:

Aubrye Harris-Foote

Vice President, Investor Relations

China PharmaHub Corp.

Tel:  (909) 843-6288

Email: aubrye@chnpharmahub.com

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project" or similar expressions. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company's control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include the risk factors discussed in the Company’s filing with the Securities Exchange Commission. Accordingly, there is no assurance that the Company's expectations will be realized. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WIDE RELICS, INC.

By: __s/Richard Lui___________

Richard Lui

President

Dated: June 21, 2010